UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 2, 2017

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Immunomedics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-12104	61-1009366
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 The American Road, Morris Plains, New Jersey		07950
(Address of principal executive offices)		(Zip Code)

(973) 605-8200 (Registrant’s telephone number, including area code

Not applicable (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other events

On February 2, 2017, Immunomedics, Inc. issued a press release titled “Immunomedics Mails Letter to Stockholders Highlighting Strength of New Board and Deep Engagement in Robust, Value-Creating Strategic and CMC Processes.” The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release of Immunomedics, Inc., dated February 2, 2017, titled “Immunomedics Mails Letter to Stockholders Highlighting Strength of New Board and Deep Engagement in Robust, Value-Creating Strategic and CMC Processes”

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOMEDICS, INC.

By: /s/ Michael R. Garone

Name: Michael R. Garone

Title: Vice President, Finance and Chief Financial Officer

Date: February 2, 2017

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Exhibit Index

Exhibit Number	Description
99.1	Press Release of Immunomedics, Inc., dated February 2, 2017, titled “Immunomedics Mails Letter to Stockholders Highlighting Strength of New Board and Deep Engagement in Robust, Value-Creating Strategic and CMC Processes”